INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 3—INCOME TAXES
U.S. and foreign earnings before income taxes are as follows:

	Years Ended December 31,
	2020	2019	2018

	(In thousands)
U.S.	$547,969	$454,036	$380,681
Foreign	82,983	78,384	94,844
Total	$630,952	$532,420	$475,525
The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2020	2019	2018

	(In thousands)
Current income tax provision (benefit):
Federal	$(2,044)	$964	$(688)
State	1,640	342	341
Foreign	28,293	26,527	34,659
Current income tax provision	27,889	27,833	34,312
Deferred income tax provision (benefit):
Federal	31,025	(2,159)	(11,273)
State	(10,451)	(9,698)	(1,932)
Foreign	(5,190)	(896)	(6,635)
Deferred income tax provision (benefit)	15,384	(12,753)	(19,840)
Income tax provision	$43,273	$15,080	$14,472
The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below. The valuation allowance is primarily related to deferred tax assets for foreign tax credits and net operating losses.

	December 31,
	2020	2019

	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$152,346	$152,672
Tax credit carryforwards	102,012	68,787
Disallowed interest carryforwards	56,630	28,673
Stock-based compensation	16,073	14,274
Other	99,027	100,380
Total deferred tax assets	426,088	364,786
Less valuation allowance	(71,090)	(52,913)
Net deferred tax assets	354,998	311,873
Deferred tax liabilities:
Intangible assets	(44,200)	(43,568)
Right-of-use assets	(17,306)	(10,056)
Property and equipment	(17,218)	(3,275)
Other	—	(891)
Total deferred tax liabilities	(78,724)	(57,790)
Net deferred tax assets	$276,274	$254,083
The Company’s tax group for federal and consolidated state income tax purposes includes Former IAC up to and including the Separation date. As a result of the Separation, a portion of the Company’s temporary differences and tax attributes from our federal and consolidated state income tax filings were allocated between the Company and IAC. The allocation attributable to IAC resulted in an increase to the Company’s deferred tax asset and additional paid-in capital. The allocation attributable to the Company was recorded in 2020 and is preliminary and subject to adjustment. Any subsequent adjustment to allocated tax attributes will be recognized as an adjustment to deferred taxes and additional paid-in capital.
At December 31, 2020, the Company has federal and state net operating losses (“NOLs”) of $501.0 million and $344.7 million, respectively. If not utilized, $13.8 million of the federal NOLs can be carried forward indefinitely, and $487.2 million will expire at various times, primarily between 2034 and 2037. Of the state NOLs, $168.4 million can be carried forward indefinitely and $176.3 million will expire at various times, primarily between 2022 and 2037. Federal and state NOLs of $386.7 million and $300.9 million, respectively, can be used against future taxable income without restriction and the remaining NOLs will be subject to limitations under Section 382 of the Internal Revenue Code, separate return limitations, federal taxable income limitations, and applicable state law. At December 31, 2020, the Company has foreign NOLs of $116.8 million available to offset future income. Of these foreign NOLs, $99.3 million can be carried forward indefinitely and $17.5 million will expire at various times between 2021 and 2037. During 2020, the Company recognized tax benefits related to NOLs of $2.7 million. At December 31, 2020, the Company has federal and foreign disallowed interest carryforwards of $206.5 million and $57.1 million, respectively, that can be carried forward indefinitely and can be used against future taxable income.
At December 31, 2020, the Company has tax credit carryforwards of $131.0 million. Of this amount, $92.8 million relates to federal and state tax credits for research activities, of which $59.9 million will expire at various times between 2033 and 2040. Our credit carryforwards also include $38.2 million of foreign tax credits, of which $36.2 million will expire between 2021 and 2027.
The Company regularly assesses the realizability of deferred tax assets considering all available evidence, including, to the extent applicable, the nature, frequency and severity of prior cumulative losses, forecasts of future taxable income, tax filing status, the duration of statutory carryforward periods, available tax planning and historical experience.
During the year ended December 31, 2020, we recorded a valuation allowance of $29.8 million related to U.S. foreign tax credits for which we do not believe a tax benefit is more likely than not to be realized within the carryforward period. At December 31, 2020, the Company has a valuation allowance of $71.1 million related to the portion of credits, NOLs, and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended December 31,
	2020	2019	2018

	(In thousands)
Income tax provision at the federal statutory rate of 21%	$132,500	$111,808	$99,860
State income taxes, net of effect of federal tax benefit	8,803	10,274	7,657
Stock-based compensation	(112,203)	(90,374)	(92,140)
Research credits	(21,306)	(27,248)	(6,701)
Change in valuation allowance for foreign tax credits	29,787	—	—
Foreign income taxed at a different statutory rate	4,884	3,526	13,129
Withholding taxes	2,933	5,023	3,566
Change in uncertain tax positions	(5,770)	(637)	(1,780)
Non-taxable foreign currency exchange gains and losses	688	(557)	(2,086)
Transition tax	—	—	(3,178)
Other, net	2,957	3,265	(3,855)
Income tax provision	$43,273	$15,080	$14,472
A reconciliation of the beginning and ending amount of unrecognized tax benefits, including penalties but excluding interest, is as follows:

	December 31,
	2020	2019	2018

	(In thousands)
Balance at January 1	$53,324	$35,679	$25,063
Additions based on tax positions related to the current year	7,818	11,221	8,589
Additions for tax positions of prior years	1,772	7,599	3,901
Reductions for tax positions of prior years	(16,512)	(283)	(134)
Expiration of applicable statute of limitations	(778)	(892)	(1,740)
Balance at December 31	$45,624	$53,324	$35,679
The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. Our income tax provision, for the years ended December 31, 2020, 2019, and 2018, includes a (decrease) or increase of interest and penalties of $(1.7) million, $0.1 million, and $(0.1) million, respectively. At December 31, 2020 and 2019, noncurrent income taxes payable include accrued interest and penalties of $1.9 million and $3.1 million, respectively.
Match Group is routinely under audit by federal, state, local and foreign authorities in the area of income tax. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service (“IRS”) has substantially completed its audit of the Company’s federal income tax returns for the years ended December 31, 2010 through 2016 resulting in reductions to the manufacturing deduction and research credits claimed. The IRS began an audit of the year ended December 31, 2017 in the second quarter of 2020. The statute of limitations for years 2010 through 2012 has been extended to May 31, 2021, and the statute of limitations for years 2013 through 2017 has been extended to June 30, 2022. Various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustment, and which may not accurately anticipate actual outcomes. Although we believe that we have adequately reserved for our uncertain tax positions, the final tax outcome of these matters may vary significantly from our estimates. To the extent that the final tax outcome of these matters is different from the amounts recorded, such differences will affect the income tax provision in the period in which such determination is made, and could have a material impact on our financial condition and operating results.
At December 31, 2020 and 2019, unrecognized tax benefits, including interest, were $46.7 million and $55.5 million, respectively. If unrecognized tax benefits at December 31, 2020 are subsequently recognized, $41.8 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2019 was $51.9 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by approximately $4.5 million by December 31, 2021, primarily due to settlements and expirations of statutes of limitations.
On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “TCJA”), which, among other things, reduced the U.S. federal corporate income tax rate from 35% to 21%, subjected to U.S. taxation certain previously deferred earnings of foreign subsidiaries as of December 31, 2017 (“Transition Tax”) and generally eliminated U.S. taxes on foreign subsidiary distributions. The Company was able to make a reasonable estimate of the Transition Tax and recorded a provisional transition tax expense in 2017. During 2018, the Company finalized this calculation, which resulted in a $3.2 million reduction in the Transition Tax. The net reduction in the Transition Tax was due primarily to the utilization of additional foreign tax credits, partially offset by additional taxable earnings and profits of our foreign subsidiaries based on guidance issued by the IRS subsequent to December 21, 2017.
Generally, our ability to distribute the $158.1 million cash and cash equivalents held by our foreign subsidiaries at December 31, 2020 is limited to that subsidiary’s distributable reserves and after considering other corporate legal restrictions. As a result of the TCJA, our earnings in foreign jurisdictions are generally available for distribution to the U.S. without significant tax consequences.